SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 18, 1999
                                                        ----------------

                                CORECOMM LIMITED
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


BERMUDA                             0-24521                    Not Applicable
-------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
       of Incorporation)           File Number)              Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda                        HM 12
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                  ----------------


       ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5    Other Events
------    ------------

     On September 2, 1999, CoreComm Limited paid a 3-for-2 stock split by way of a stock dividend to shareholders of record as of August 30, 1999. The declaration of the stock split was announced on August 18, 1999.


Item 7    Financial Statements and Exhibits
------    ---------------------------------


                  Exhibits

99.1      Press Release, issued August 18, 1999

99.2      Press Release, issued September 2, 1999

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CORECOMM LIMITED
                                          (Registrant)


                                       By: /s/  Richard J. Lubasch
                                         -------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Senior Vice President-
                                                General Counsel and Secretary



Dated: September 17, 1999

                                  EXHIBIT INDEX
                                  --------------


Exhibit                                                          Page
-------                                                          ----

99.1 Press Release, issued August 18, 1999

99.2 Press Release, issued September 2, 1999